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                                                       Exhibit 10(a)


                                    OFFICE

                                     LEASE

                         SMALLWOOD VILLAGE ASSOCIATES

                                             LANDLORD

                                      AND

                          INTERSTATE GENERAL CO. LP,

                                             TENANT

                                      FOR

                           SMALLWOOD VILLAGE CENTER


    *This Lease shall supersede the current lease dated May 21, 1981, which
        Lease shall become null and void upon signing of this new Lease dated August 25, 1995.
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          THIS LEASE is made and entered into this 25th day of August, 1995, by and between SMALLWOOD VILLAGE ASSOCIATES, a Maryland Limited Partnership, 222 Smallwood Village Center, St. Charles, Maryland 20602, hereinafter designated "Landlord", and INTERSTATE GENERAL COMPANY LP, hereinafter designated "Tenant".

          WITNESSETH, that, for and in consideration of the rent hereinafter reserved and of the mutual covenants hereinafter contained, Landlord and Tenant to hereby mutually agree as follows:

          1. DEMISED PREMISES. Landlord does hereby lease and demise unto Tenant, and Tenant does hereby hire, lease and take from Landlord, for the term and upon the covenants hereinafter set forth, approximately 15,134 gross square feet of space (the "Demised Premises") on the second floor of Building C (the "Building") located in that certain shopping center development known as the Smallwood Village Center, (the "Shopping Center"), located in Smallwood Village, St. Charles, Maryland 20602, together with the right to use the parking areas, access roads and drives on a non-exclusive basis. The Demised Premises are outlined in red on the drawing attached hereto and made a part hereof as Exhibit "A".

          2. LEASE TERM. The term of this lease shall commence on the date hereof and shall end ten (10) years after the "Rent Commencement Date", as hereafter defined. The "Rent Commencement Date" shall be the 1st day of September, 1995.

          3. RENT; DEPOSIT. Commencing with the Rent Commencement Date, Tenant shall pay as annual rent for the premises the sum of One Hundred Eighty One Thousand Three Hundred Five and 32/100 Dollars ($181,305.32) per annum, payable in equal monthly installments of Fifteen Thousand One Hundred Eight and 78/100 Dollars ($15,108.78) which includes the Tenant's proportionate share of the Buildings common area. All monthly installments of rent shall be payable to Landlord, in advance, without previous notice or demand therefor, with the first monthly installment to be due and payable no later than the Rent Commencement Date.

          Landlord hereby acknowledges receipt of N/A Dollars ($N/A) which shall constitute prepayment of the first and last months rent.

          4.   Intentionally left blank.

          5. RENT ADJUSTMENT. At the expiration of each Lease year (as hereafter defined), the rent shall be adjusted to reflect any increases in the "Consumer Price Index" (the "CPI") as hereafter defined). Such adjustment shall be accomplished by multiplying the rent then in effect by a fraction, the numerator of which shall be the CPI as of the most recent date prior to the date of such adjustment and the denominator of which shall be the CPI as of the date immediately prior to twelve (12) months immediately preceding the adjustment date. In no event shall any adjustment made pursuant to this
Article 5 result in a reduction of the then-current rent. The "Consumer Price Index" is hereby defined to be the Index for the D.C., Maryland and Virginia Area now known as the "United States Bureau of Labor Statistics, Consumer Price Index for Urban Wage Earners and Clerical Workers (revised) U.S. City Average and Selected Areas, (1967 = 100) all items"; and if such index shall be discontinued, then any successor consumer price index of the United States Bureau of Labor Statistics, or successor agency thereto, for the D.C., Maryland and Virginia Area shall be used and if there is no successor consumer price index, the parties hereto shall attempt to agree upon a substitute Index or formula. In the event Landlord and Tenant shall be unable to agree upon a

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substitute Index or formula, the matter shall be submitted for arbitration in the Washington, D.C. Metropolitan Area in accordance with the rules of the American Arbitration Association then prevailing. Notwithstanding anything to the contrary contained herein any increase pursuant to the Consumer Price Index
(CPI) shall not exceed 5% for any given lease year or 50% of the CPI, whichever is lower.

          6. TAX ESCALATION. For all purposes of this lease, the term "Lease Year" shall mean that period of twelve (12) full calendar months commencing upon the first day of the first calendar month following the Rent Commencement Date (or if the Rent Commencement Date shall occur on the first day of a calendar month, then commencing with the Rent Commencement Date). For the purposes of this article:

          (a) The term "Real Estate Taxes" means all taxes, rates and assessments, general and special, levied or imposed with respect to the land, buildings and improvements located or built within the Shopping Center, including all taxes, rates and assessments, general and special, levied or imposed for school, public betterment, general or local improvements and operations and taxes imposed in connection with any special taxing district.
If the system of real estate taxation shall be altered or varied and any new tax or levy shall be levied or imposed on said land, buildings and improvements, and/or Landlord in substitution for real estate taxes presently levied or imposed on immovables in the jurisdiction where the property is located, then any such new tax or levy shall be included within the term "Real Estate Taxes." Should any governmental taxing authority acting under any regulation, levy, assess, or impose a tax, excise and/or assessment, however described (other than an income or franchise tax) upon, against, on account of, or measured by, in whole or in part, the rent expressly reserved hereunder, or upon the rent expressly reserved under any other leases or leasehold interests in the Shopping Center, as a substitute (in whole or in part) or in addition to any existing Real Estate Taxes on land and buildings and otherwise, such tax or excise on rents shall be included within the term "Real Estate Taxes."

          (b) The term "Base Year" means the first fiscal real estate tax year in which there has been an assessment of the land and buildings constituting the Shopping Center as a substantially completed shopping center (irrespective of completion of, or assessment for, tenant work), or the fiscal real estate tax year during which the Rent Commencement Date occurs, whichever is later. For all purposes of this lease hereafter, the term "real estate tax year" means each successive twelve (12) month period following and corresponding to the Base Year, 1994 irrespective of the period or periods which may from time to time in the future be established by competent authority for the purposes of levying or imposing Real Estate Taxes.

          (c) Each real estate tax year after the Base Year, Tenant shall pay to Landlord within fifteen (15) days after demand in writing therefor (accompanied by a statement showing the computation of same), as additional rent and in addition to all other payments provided for herein, Tenant's Percentage Share (hereafter defined) of the amount by which (A) the Real Estate Taxes for such tax year, exceed (B) the Real Estate Taxes for the Base Year. Tenant's Percentage Share is hereby defined to be that percentage representing the proportion that the total gross rentable square feet contained within the demised premises bears to the total gross rentable square feet contained within the Shopping Center. The total square feet in the Center is 185,459 square feet.



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          (d)  Reasonable expenses, consisting of attorneys' fees, expert witness fees and similar costs, incurred by Landlord in obtaining or attempting to obtain a reduction of any Real Estate Taxes shall be added to and included in the amount of any such Real Estate Taxes. Real Estate Taxes which are being contested by Landlord shall nevertheless be included for purposes of the computation of the liability of Tenant under the above paragraph, provided, however, that in the event that Tenant shall have paid any amount of increased rent pursuant to this Article 6 and the Landlord shall thereafter receive a refund of any portion of any Real Estate Taxes on which such payment shall have been based, Landlord shall pay to Tenant the appropriate portion of such refund. Landlord shall have no obligation to contest, object to or litigate the levying or imposition of any Real Estate Taxes and may settle, compromise, consent to, waive or otherwise determine in its discretion to abandon any contest with respect to the amount of any Real Estate Taxes without consent or approval of the Tenant.

          Nothing contained in this section shall be construed at any time to reduce the monthly installments of rent payable hereunder below the amount specified in Article 3 and 5 of this lease.

          It is understood and agreed that Tenant shall not be liable to pay its Percentage Share of any increase in Real Estate Taxes which is occasioned by an increase in the tax assessment due to an expansion of the Shopping Center or any part thereof, by Landlord, nor shall Tenant be liable for any addition to the taxes by reason of Landlord's failure to pay such taxes when due (unless occasioned by Tenant's failure to pay its share of increases in Real Estate Taxes when due).

          If the termination date of the lease shall not coincide with the end of a real estate tax year, then in computing the amount payable under this
Article 6 for the period between the commencement of the applicable real estate tax year in question and the termination date of this lease, the Real Estate Taxes for the Base year shall be deducted from the Real Estate Taxes for the applicable real estate tax year and, if there be a difference, Tenant's Percentage Share of such difference shall be equitably apportioned (on a per diem basis) so that Tenant shall pay only such portion of such increase as is attributable to the portion of such real estate tax year occurring during the term of this lease. Tenant's obligation to pay increased Real Estate Taxes under this Article 6 for the final period of the lease shall survive the expiration of the term of this lease.

          A tax bill or true copy thereof, together with any explanatory statement of the area or property covered thereby, submitted by Landlord to Tenant shall be conclusive evidence of the amount of taxes assessed or levied, as well as of the items taxed. If any real property tax or assessment levied against the land, building or improvements covered hereby or the rents reserved therefrom, shall be evidenced by improvement bonds or other bonds, or in any other form, which may be paid in annual installments, only the amount paid or payable in any real estate tax year shall be included as Real Estate Taxes for that real estate tax year for the purposes of this Article 6.

          7. LAWS AND ORDINANCES. Tenant will, at its own cost, promptly comply with and carry out all orders, requirements or conditions now or hereafter imposed upon it by the ordinances, laws and/or regulations of the municipality, county and/or state in which the premises are located, whether required of Landlord or otherwise, in the conduct of Tenant's business, except that Landlord shall comply with any orders affecting structural walls and columns unless due to Tenant's particular business or use of the premises.

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Tenant will indemnify and save Landlord harmless from all penalties, claims, and demands resulting from Tenant's failure or negligence in this respect.

          8. FURNITURE; FIXTURES; ELECTRICAL EQUIPMENT. (a) Tenant shall not place a load upon the floor of the Demised Premises exceeding the floor load per square foot which such floor was designed to carry and which is allowed by law. Business machines, mechanical equipment and materials belonging to Tenant which cause vibration, noise, cold, heat or fumes that may be transmitted to the Building or to any other leased space therein to such a degree as to be objectionable to Landlord or to any other tenant in the Shopping Center, shall be placed, maintained, isolated, stored and/or vented by Tenant at its sole expense, so as to absorb and prevent such vibration, noise, cold, heat or fumes. Tenant shall not keep within or about the Demised Premises any dangerous, inflammable, toxic or explosive material. Tenant shall indemnify and hold Landlord harmless against any and all damage, injury, or claims by third parties, resulting from the moving of Tenant's equipment, furnishings and/or materials into or out of the Demised Premises or from the storage or operation of the same. Any and all damage or injury to the Demised Premises or the structure in which the Demised Premises are located caused by such moving, storage or operation shall be repaired by Tenant at Tenant's sole cost.

          (b) Tenant shall not install or operate in the premises any electrically operated equipment or other machinery, other than electric typewriters or adding machines, and such other electrically operated office machinery used in modern offices, without first obtaining the prior consent in writing of Landlord, who may condition such consent upon the payment by Tenant of additional rent in compensation for such excess consumption of water and/or electricity or wiring as may be occasioned by the operation of said equipment or machinery; nor shall Tenant install any other equipment whatsoever which will or may necessitate any changes, replacements or additions to or require the use of the water system, plumbing system, heating system, air-conditioning system or the electrical system of the Demised Premises without the prior written consent of Landlord.

          9. REPAIRS. Tenant agrees to maintain the Demised Premises and the fixtures therein in good order and condition during the term of this lease at its sole cost and expense, and will, at the expiration or other termination of the term hereof, surrender and deliver up the same and all keys, locks and other fixtures connected therewith (except trade fixtures and other fixtures belonging to Tenant) in like good order and condition, as the same is now or shall be at the Rent Commencement Date, ordinary wear and tear and damage by the elements, fire or other casualty not due to the negligence of Tenant excepted.

          10. ALTERATIONS. Tenant shall make no alterations or changes, structural or otherwise, to any part of the Demised Premises either exterior or interior, without Landlord's written consent, which consent shall not be unreasonably withheld as to any non-structural changes. In the event of any such approved changes, Tenant shall have all work done at its own expense. Request for such consent shall be accompanied by plans stating in detail precisely what is to be done. Tenant shall comply with the building codes, regulations and laws now or hereafter to be made or enforced in the municipality, county and/or state in which said premises are located and which pertain to such work. Any additions, improvements, alterations and/or installations made by Tenant (except only movable office furniture and fixtures) shall become and remain a part of the building and be and remain Landlord's property upon the termination of Tenant's occupancy of said premises; provided, however, that if Landlord gives written notice to Tenant at

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the expiration or prior termination of this lease to such effect, it may require Tenant to restore said Demised Premises to their original condition at Tenant's sole cost and expense. Tenant shall save Landlord harmless from and against all expenses, liens, claims or damages to either property or person which may or might arise by reason of the making of any such additions, improvements, alterations and/or installations.

          11. DAMAGE. If the Demised Premises shall be damaged by fire or other cause, without the fault or neglect of Tenant, its servants, employees, agents, visitors or licensees, the damage shall be repaired by and at the expense of Landlord, and the rent until such repairs shall have been made shall abate pro rata, so that Tenant shall pay only for the portion (if any) of the Demised Premises which is suitable for the conduct of Tenant's business. Due allowance shall be made for reasonable delay which may arise by reason of adjustment of fire insurance on the part of Landlord and/or Tenant, and for personal delay on account of "labor troubles" or any other cause beyond Landlord's control. If, however, the Demised Premises are rendered wholly untenantable by fire or other cause, and Landlord shall decide not to rebuild the same, or if the entire Building be so damaged that Landlord shall decide to demolish it or not to rebuild it, then or in any of such events, Landlord may, at its option, cancel and terminate this lease by giving Tenant, within thirty
(30) days from the date of such damage, notice in writing of its intention to cancel this lease, whereupon the term of this lease shall cease and determine upon the third day after notice is given, and Tenant shall vacate the Demised Premises and surrender the same to Landlord, but in neither of the certain contingencies in this paragraph mentioned shall there be any liability on the part of Landlord to Tenant, its heirs or assigns, covering or in respect of any period during which the occupation of said Demised Premises by Tenant because of the matters hereinabove stated, may not be possible.

          12. EMINENT DOMAIN. If the Demised Premises or any part thereof shall be taken by an governmental or quasi-governmental authority pursuant to the power of eminent domain, or by deed in lieu thereof, Tenant agrees to make no claim for compensation in the proceedings, and hereby assigns to Landlord any rights which Tenant may have to any portion of any award made as a result of such taking, and this lease shall terminate as to the portion of the Demised Premises taken by the condemning authority and rental shall be adjusted to such date. The foregoing notwithstanding, Tenant shall be entitled to claim, prove and receive in the condemnation proceedings such awards as may be allowed for relocation expenses and for fixtures and other equipment installed by it which shall not, under the terms of this lease, be or become the property of Landlord at the termination hereof, but only if such awards shall be made by the condemnation court in addition to and stated separately from the award made by it for the land and the Building or part thereof so taken.

          If the nature, location or extent of any proposed condemnation affecting the Shopping Center is such that Landlord elects in good faith to demolish the Building, then Landlord may terminate this lease by giving at least sixty (60) days' written notice of termination to Tenant at any time after such condemnation and this lease shall terminate on the date specified in such notice.

          13. ROOF RIGHTS. Landlord shall have the exclusive right to use all or any portion of the roof of the Demised Premises for any purposes, and shall have the right to erect additional stories or other structures over all or any part of said premises.



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          14.  USE OF PREMISES.  Tenant covenants to use and occupy the Demised
Premises for executive and general offices for normal office use, and for no other purpose whatsoever (including specifically, but without limitation, any retail use), and to permit Landlord to transmit heat, air conditioning, and electric current through the Demised Premises at all times at the discretion of Landlord, provided, however, that Landlord shall not exercise this right in such a way as to unreasonably inconvenience Tenant, or unreasonably interfere with Tenant's use of the premises.

          No nuisances shall be allowed on the Demised Premises nor shall any use be allowed which is a source of annoyance or embarrassment to Landlord or other tenants of the Shopping Center, or which is deemed by Landlord as not in keeping with the character of the neighborhood, nor shall the Demised Premises be used for any unlawful, immoral, improper or extra-hazardous purpose.

          In addition to and not in limitation of, the foregoing subparagraph of this Article 14, Tenant will comply with and observe all restrictive covenants of record (as outlined in Exhibit "D" attached hereto and hereby made a part hereof) which affect or are applicable to the Shopping Center and/or the demised premises and/or the common areas, provided the same do not prohibit Tenant's permitted use of the demised premises specified in Section 14 hereof.

          15. SIGNS. No sign, advertisement or notice shall be inscribed, painted, affixed or displayed on the windows or exterior walls of the Demised Premises or on any public area of the Building, except the directories and the office doors, and then only in such places, numbers, sizes, color and style as is approved by Landlord and which conforms to all applicable laws and/or ordinances. If any such sign, advertisement or notice does not conform to the aforesaid laws and/or ordinances or is affixed or displayed without Landlord's express prior written approval, Landlord shall have the right to remove the same and Tenant shall be liable for any and all expenses incurred by Landlord for said removal or for repairing any damage caused by same or caused by its removal. Any such permitted use, including but not limited to, all costs of obtaining any necessary permits therefore, shall be at the sole expense and cost of Tenant.

          16. PARKING. Tenant agrees that its employees will not park their cars or other vehicles in the spaces designated by Landlord for public parking and for use of retail tenants and their employees, agents, customers and invitees, but will use only such spaces as Landlord shall designate from time to time as parking spaces for the use of office tenants and their employees; Landlord may designate spaces provided for public parking and for employee or tenant parking at specified times. At Landlord's request, Tenant shall supply Landlord with the names of all employees, along with the license numbers of their respective automobiles or vehicles. In addition, Tenant agrees to supply Landlord with the license numbers of all vehicles owned or operated by Tenant.

          17. UTILITIES: SERVICES. Landlord shall furnish reasonably adequate electric current and water services during normal business hours, without additional cost to Tenant. Landlord further agrees to furnish heat and air conditioning from 8:00 a.m. to 7:00 p.m. Monday through Friday (exclusive of Sundays and holidays) and from 9:00 a.m. to 1:00 p.m. on Saturdays, during such seasons of the year when such services are normally and usually furnished in modern office buildings in the area in which the Demised Premises is located, provided, however, that Landlord shall not be liable for failure to furnish or for suspension or delay in furnishing any of such services caused by breakdown, maintenance or repair work or strike, riot, civil commotion, or any cause or reason whatever beyond control of Landlord.

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          18.  HOLD HARMLESS; INSURANCE.  (a) Tenant agrees that it will indemnify and save Landlord harmless from any and all liabilities, damages, causes of action, suits, claims, judgments, costs and expenses of any kind (including reasonable attorneys' fees) (i) relating to or arising from or in connection with the possession, use, occupation, management, repair, maintenance or control of the Demised Premises, or any portion thereof, or (ii) arising from or in connection with any act or omission of Tenant or Tenant's agents, employees or invitees, or (iii) resulting from any default, violation or injury to person or property or loss of life sustained in or about the Demised Premises. To assure such indemnity, Tenant shall carry and keep in full force and effect at all times during the term of this lease for the protection of Landlord and Tenant herein, public liability ($1,000,000.00) for each accident and Five Hundred Thousand Dollars ($500,000.00) for each separate injury, and property damage insurance in the amount of Fifty Thousand Dollars ($50,000.00).

          (b) Said public liability and property damage insurance policies and any other insurance policies carried by Tenant with respect to the Demised Premises, shall (i) be issued in form acceptable to Landlord by good and solvent insurance companies qualified to do business in the State of Maryland and reasonably satisfactory to Landlord, (ii) be issued in the names of Landlord, Tenant and any other parties in interest from time to time designated in writing by notice from Landlord to Tenant, (iii) be written as primary policy coverage and not contributing with or in excess of any coverage which Landlord may carry; and (iv) contain an express waiver of any right of subrogation by the insurance company against Landlord, if same is available from the insurance company. Neither the issuance of any insurance policy required hereunder, nor the minimum limits specified herein with respect to Tenant's insurance coverage, shall be deemed to limit or restrict in any way Tenant's liability arising under or out of this lease. On or before the Rent Commencement Date and before any such insurance policy shall expire, Tenant shall deliver to Landlord certificates of insurance for, certified copies of, or duplicate originals of, each such public liability and property damage policy or renewal thereof, as the case may be, together with evidence of payment of all applicable premiums. Any insurance required to be carried hereunder may be carried under a blanket policy covering the Demised Premises and other locations of Tenant, and if Tenant includes the Demised Premises in such blanket coverage Tenant shall deliver to Landlord, as aforesaid, a duplicate original or certified copy of each such insurance policy or a certificate evidencing such insurance. The public liability and property damage insurance policies required to be carried hereunder by or on behalf of Tenant shall provide that, unless Landlord shall first have been given ten (10) days' prior written notice shall continue in full force and effect, (ii) the insurance carrier shall not, for any reason whatsoever, fail to renew such insurance policies, and (iii) no material change may be made in such insurance policies. In the event that Tenant shall fail promptly to furnish any insurance coverage herein required to be procured by Tenant, or shall fail to pay any premium under such policies when due, Landlord, upon three (3) days' written notice, at its sole option, shall have the right to pay such delinquent premium on behalf of Tenant, or obtain such required policy and pay the premium therefor for a period not exceeding one (1) year in each instance, and any premium so paid by Landlord shall be immediately payable by Tenant to Landlord as additional rent hereunder.

          (c) Landlord shall obtain and maintain in effect during the term of this lease a policy or policies of insurance (i) covering the improvements constituting the Shopping Center including the common areas, but excluding Tenant's leasehold improvements, trade fixtures and other property required to

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be insured by Tenant) in an amount not less than eighty percent (80%) of the full replacement cost (exclusive of the cost of excavations, foundations and footings), providing protection against perils included within the standard Maryland form of fire and extended coverage insurance policy, together with such other risks, and with such deductibles, as Landlord may from time to time determine, and (ii) public liability insurance covering the parking areas and other common areas in an amount not less than $500,000 for injury to any one person, $1,000,000 for injuries arising out of one accident, and $50,000 for property damage coverage. Any such insurance may be effected by a policy or policies of blanket insurance, covering additional items or locations or assureds. Tenant shall have no rights in any policy maintained by landlord and shall not be a named assured thereunder.

          19. PROPERTY AT TENANT'S RISK. It is understood and agreed that all personal property in the Demised Premises, of whatever nature, whether owned by Tenant or any other person, shall be and remain at Tenant's sole risk and Landlord shall not assume any liability or be liable for any damage to or loss of such personal property, arising from the bursting, overflowing, or leaking of the roof or of water, sewer, or steam pipes, or from heating or plumbing fixtures or from the handling of electric wires or fixtures or from any other cause, whatsoever, unless said damages are caused through the negligence of Landlord, its servants, employees and contractors.

          20. INSURANCE RISK. Tenant shall not keep gasoline or other inflammable material or any other explosive in the building or use the Demised Premises in any manner which will increase the rate of fire insurance on the building beyond the ordinary risk established for the type of business hereinabove provided to be conducted therein, and any such increase in the insurance rate shall be borne by Tenant. Tenant shall not do any act or thing upon the Demised Premises or in or about the building which may make void or voidable any insurance on the same premises or buildings, and the Tenant expressly agrees to conform to all rules and regulations from time to time established by the Maryland Insurance Rating Bureau.

          21. LANDLORD ACCESS. Landlord and its Agent, from time to time, shall have access to the Demised Premises at any and all reasonable times for the purpose of protecting said premises against fire, for the prevention of damage and injury to the Demised Premises, or for the purpose of inspecting the same.

          22. BANKRUPTCY. In the event Tenant shall be adjudicated a bankrupt, or if Tenant shall file or acquiesce in a petition in any court in any bankruptcy, reorganization, composition, extension, arrangement or insolvency proceedings, or if Tenant shall make an assignment or other conveyance in trust for the benefit of its creditors, or if Tenant shall suffer or permit a final judgment or decree for the payment of money to be entered against it and execution to issue thereon and be levied upon its interest in this lease, and such execution and levy be not dismissed within ten (10) days after the date of such execution and levy, or if a receiver shall be appointed for the property and assets of Tenant and such receivership be not discharged within twenty (20) days from the date of such appointment, then upon the happening of any said events, the term hereby demised shall, at the option of Landlord, cease and determine, it being expressly agreed that the covenant hereinafter contained against the assignment of this lease shall cover the case of the assignment of this lease by operation of law as well as the assignment of this lease by a voluntary act of Tenant.

          23. REPOSSESSION. If at any time during the term hereof, Tenant shall:

          (i) fail to pay any installment of rent or any other charge required to be paid by Tenant hereunder, when the same shall become due and payable (it being specifically understood and agreed that the term rent includes the rent set forth in Article 3, the increases in any real estate or other taxes and any charges incurred by Landlord on behalf of Tenant as referred to in this lease or any other consideration under the lease that is identified as rent in this lease), and such failure shall continue for five (5) days; or

          (ii) fail to perform or observe any other term, provision, covenant, condition or requirement of this lease on the part of Tenant to be performed or observed, and such failure shall continue for ten (10) days after written notice from Landlord;

then, upon the happening of either of the aforementioned "Defaults", this lease shall, at Landlord's option, cease and determine and shall operate as a Notice to Quit, any written Notice to Quit being hereby expressly waived. Landlord may proceed to recover possession of said premises by virtue of any legal process as may at the time be in operation and force in like cases relative to proceedings between Landlord and Tenant, and Tenant shall pay for any court costs relative to such proceedings and attorneys' fees (which must be reasonable), or Landlord may at its option re-enter and re-rent the Demised Premises for the account of Tenant, and in such event, Tenant's right of possession shall thereupon cease and terminate, and Tenant shall remain liable to Landlord for any and all damage, deficiency or loss of rent which Landlord may sustain by such re-entry.

          24. RELETTING. Should Landlord elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided by law, it may either terminate this lease or it may from time to time without terminating this lease, make such reasonable alterations and premises, and relet said premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this lease) and at such rental or rentals and upon other terms and conditions as Landlord in its discretion may deem advisable; upon each such reletting all rentals received by Landlord from such reletting shall be applied first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorneys' fees and costs of such reasonable alterations and reasonable repairs (which shall not include special alterations and repairs for unusual specifications of the new tenant); third, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of the Demised Premises by Landlord shall be construed as an election on its part to terminate this lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this lease for any such previous breach. Should Landlord at any time terminate this lease for any breach, in addition to any other remedies it may have, it may recover from Tenant damages it may incur by reason of such breach, including attorneys' fees (which must be reasonable) and other costs of recovering the Demised Premises.

          25. HOLD-OVER. If Tenant shall not immediately surrender the Demised Premises on the day after the end of the term hereby created, then Tenant shall, by virtue of this agreement, become a tenant by the month at twice the rental agreed by said Tenant to be paid as aforesaid, commencing said monthly tenancy with the first day next after the end of the term above demised; and said Tenant as a monthly tenant, shall be subject to all of the conditions and covenants of this lease as thought the same had originally been a monthly tenancy. Each party hereto shall give to the other at least thirty
(30) days' written notice to quit the Demised Premises, except in the event of non-payment of rent in advance or of the other additional rents provided for herein when due, or of the breach of any other covenant by the said Tenant, in which event Tenant shall not be entitled to any notice to quit, the usual thirty (30) days' notice to quit being expressly waived; provided, however, that in the event that Tenant shall hold over after the expiration of the term hereby created, and if Landlord shall desire to regain possession of said premises promptly at the expiration of the term aforesaid, then at any time prior to the acceptance of the Landlord, at its election or option, may re-enter and take by any legal action or process in force in the State of Maryland.

          26. SUBORDINATION. Tenant agrees that this lease shall be subject and subordinate to the lien of any bona fide mortgages or deeds of trust that may now or at any time hereafter be placed against the Demised Premises or the Building by Landlord to secure money borrowed from any insurance company or recognized financial institution. Tenant agrees, at any time hereafter, on demand, to execute any instrument, release, or other documents that may be required by Landlord for the purpose of subjecting and subordinating this lease to the lien of any mortgage or deed of trust, whether original or substituted.

          27. NOTICES. All notices required or desired to be given hereunder by either party to the other shall be sent, postage prepaid, by certified or registered mail. Notices to the respective parties shall be addressed as follows:

If to Landlord:               Smallwood Village Associates
                              222 Smallwood Village Center
                              St. Charles, Maryland  20602

If to Tenant:                 Interstate General Company L.P.
                              Smallwood Village Center
                              St. Charles, Maryland  20602

          28. GENDER; ASSIGNS AND SUCCESSORS. Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural may be substituted for the singular number, in any place or places herein in which the context may require such substitution or substitutions. The term "Landlord" as used in this lease, means only the owner for the time being of the Landlord's interest in this lease; and, in the event of the sale, assignment or transfer by such owner of the Landlord's interest in this lease, such owner shall thereupon be released and discharged of all covenants and obligations of Landlord hereunder thereafter accruing. Except as provided in the preceding sentence, all of the covenants, agreements, terms, conditions, provisions and undertakings in this lease shall inure to the benefit of, and shall extend to and be binding upon, the parties hereto and their respective heirs, executors, legal representatives, successors and assigns, to the same extent as if they were in every case named and expressed; and wherever in this lease reference is made to either of the parties hereto, it shall be held to include (whenever and wherever applicable) such parties and their respective heirs, executors, legal representatives, successors and assigns, to the same extent as if in each and every case so expressed.

          29. SUBLETTING AND ASSIGNMENT. Tenant will not assign, transfer, mortgage or encumber this lease or sublet or rent (or permit occupancy or use of) the Demised Premises, or any part thereof, without obtaining the prior written consent of Landlord (which shall not be unreasonably withheld); nor shall any assignment or transfer of this lease be effectuated by operation of law or otherwise without the prior written consent of Landlord (which shall not be unreasonably withheld). Landlord may condition its consent to any assignment or subletting upon Tenant's agreement to pay to Landlord any excess rent or other payment received by Tenant over Tenant's rental obligation to Landlord hereunder, it being the intention of the parties that Tenant not profit from any assignment or subletting. The consent by Landlord to any assignment or subletting shall not be construed as a waiver or release of Tenant from the terms of, or Tenant's liability under, any covenant or obligation under this lease, nor shall the collection or acceptance of rent from any such assignee, subtenant or occupant constitute a waiver or release of Tenant or any covenant or obligation contained in this lease, nor shall any such assignment or subletting be construed to relieve Tenant from obtaining the consent in writing of Landlord to any further assignment or subletting. In the event that Tenant defaults hereunder, Tenant hereby assigns to Landlord the rent due from any subtenant of Tenant and hereby authorizes each such subtenant to pay said rent directly to Landlord, and Landlord's acceptance of rent from such subtenant or assignee shall not be deemed to be a waiver of Tenant's default hereunder or an acceptance of such subtenant or assignee. Any attempt to assign this lease or to sublet all or any part of the Demised Premises without the prior written consent of Landlord shall be void and of no force or effect. IBC agrees, at any time, it will sublease space at IGC's request.

          30.  Intentionally left blank.

          31. ADDITIONAL RENT. If Landlord shall incur any charge or expense on behalf of Tenant under the terms of this lease, such charge or expense shall be considered additional rents hereunder; in addition to and not in limitation of any other rights and remedies which Landlord may have in case of the failure by Tenant to pay such sums when due, such nonpayment shall entitle Landlord to the remedies available to it hereunder for non-payment of rent. All such charges or expenses shall be paid to Landlord at its office in St. Charles, Maryland, or at such other place and to such other person as Landlord may from time to time designate in writing.

          32. ESTOPPEL CERTIFICATES. Tenant agrees, at any time and from time to time, upon not less than five (5) days prior written notice by Landlord, to execute, acknowledge and deliver to Landlord or to such person(s) as may be designated by Landlord, a statement in writing (i) certifying that Tenant is in possession of the Demised Premises, has unconditionally accepted the same and is currently paying the rents reserved hereunder, (ii) certifying that this lease is unmodified and in full force and effect (of if there have been modifications, that the lease is in full force and effect as modified and stating the modifications), (iii) stating the dates to which the rent and other charges hereunder have been paid by Tenant, (iv) stating whether or not to the best knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement or condition contained in this lease, and, if so, specifying each such default of which notices to Tenant should be sent. Notwithstanding the foregoing, Tenant need only deliver such an estoppel certificate where the requirement is imposed by a third party in connection with the potential sale or refinancing of the Shopping Center. Any such statement delivered pursuant hereto may be relied upon by any owner of the Shopping Center, any prospective purchaser of the Shopping Center, any mortgagee or prospective mortgagee of the Shopping Center or of Landlord's interest, or any prospective assignee of any such mortgagee.

          33. QUIET ENJOYMENT. Landlord warrants that it has the right to make this lease for the term aforesaid; that it will put Tenant into complete and exclusive possession of the Demised Premises, free from all orders, restrictions and/or notices of any public or quasi-public authority or from any individual. Landlord covenants that if Tenant pays the rent and all other charges provided for herein, performs all of its obligations provided for hereunder, and observes all of the other provisions hereof, Tenant shall at all times during the term hereof peaceably and quietly have, hold and enjoy the Demised Premises, without any interruption or disturbance from Landlord, or anyone claiming through or under Landlord, subject to the terms hereof.

          34. NO WAIVER. No waiver of any breach of any covenant, condition or agreement herein contained shall operate as a waiver of the covenant, condition or agreement itself, or of any subsequent breach thereof.

          35. OUTPARCEL. Landlord shall the right to remove from the Shopping Center, sell, or separately develop any out parcels whereupon such out parcels shall, at the option of the Landlord, be removed from the definition of the Shopping Center.

          36. PARTIAL INVALIDITY. If any term, covenant or condition of this lease or the application hereof to any person or circumstance shall, to any extent, be held invalid or unenforceable, the remainder of this lease or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant and condition of this lease shall be valid and enforced to the fullest extent permitted by law.

          37. RULES AND REGULATIONS. Tenant shall at all times comply with the rules and regulations set forth on Exhibit "C" attached hereto, and with any additions thereto and modifications thereof adopted from time to time by Landlord, and each such rule or regulation shall be deemed to be a covenant of this lease to be performed and observed by Tenant.

          38. APPLICABLE LAW. This lease shall be construed under the laws of the State of Maryland.

          39. CAPTIONS AND HEADINGS. Captions and headings are for convenience and reference only.

          40. JOINT AND SEVERAL LIABILITY. If two or more individuals, corporations, partnerships or other business associations (or any combination of two or more thereof) shall sign this lease as Tenant, the liability of each such individual, corporation, partnership, or other business association to pay rent and perform all other obligations hereunder shall be deemed to be joint and several. In like manner, if the Tenant named in this lease shall be a partnership or other business association, the members of which are, by virtue of statute or general law, subject to personal liability, the liability of each such member shall be joint and several.

          41. MODIFICATION. This writing is intended by the parties as the final expression of their agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations and representations between the parties having been incorporated herein. No course of prior dealings between the parties or their affiliates shall be relevant or admissible to supplement, explain, or vary any of the terms of this lease. Acceptance of, or acquiescence in, a course of performance rendered under this or any prior agreement between the parties of their affiliates shall not be relevant or admissible to determine the meaning of any of the terms of this lease. No representations, understandings, or agreements have been made or relied upon in the making of this lease other than those specifically set forth herein. This lease can only be modified by a writing signed by all of the parties hereto or their duly authorized agents.

          42. NO DISCRIMINATION. It is intended that the Shopping Center be developed so that all prospective Tenants thereof, and all customers, employees, licensees and invitees of all Tenants shall have the opportunity to obtain all the goods, services, accommodations, advantages, facilities and privileges of the Shopping Center without discrimination because of race, creed, color, national origin or ancestry. To that end, Tenant will not discriminate in the conduct and operation of its business in the Demised Premises against any person or group or persons because of the race, creed, color, national origin, or ancestry of such person or group of persons.

          43. NO OPTION. The submission of this lease for examination does not constitute a reservation of or option for the Demised Premises, and this lease becomes effective only upon execution and delivery thereof by Landlord.

          44.  Intentionally left blank.

          45. MASTER LEASE. Tenant acknowledges that it has been informed (and agrees) that (i) Landlord might not be, now or in the future, the owner of the fee interest in the Demised Premises or the Shopping Center or the ground underlying the Demised Premises or the Shopping Center; and (ii) if Landlord is not now or in the future the owner of such fee interest, Landlord is or may be the owner of a leasehold interest in the Demised Premises or the Shopping Center or the ground underlying the Demised Premises or the Shopping Center (subject to certain encumbrances) pursuant to a Master Lease. Wherever the terms "Master Lease" or "master lease" or "Leasehold Interest" or "leasehold interest" are used in this Lease, they shall be deemed to mean and include respectively the master lease and leasehold interest referred to in this paragraph and the terms "Master Lessor" or "master lessor" shall be deemed to mean and include the lessor under such master lease.

          46. IBC agrees to install at no cost to Tenant, new carpet, paint, refurbish bathrooms, install vinyl window blinds, replace lobby floor tile and various other items that may need attention.

          47. IBC agrees to provide a space planner for the demised premises at no cost to Tenant, for revamping office space and IBC will make the changes required by the space plan at no cost to the Tenant.

          48. WAIVER OF JURY TRIAL. Tenant hereby waives all rights to trial by jury in any claim, action, proceeding or counterclaim by either Landlord or Tenant against the other or any matters arising out of or in any way connected with this lease, the relationship of Landlord and Tenant and/or Tenant's use or occupancy of the Demised Premises.

          IN WITNESS WHEREOF, and intending that this lease be a sealed instrument, Landlord and Tenant have executed this lease under seal on the dates indicated beneath their respective signatures.

                                   SMALLWOOD VILLAGE ASSOCIATES
                                   (a Maryland Limited Partnership)
                                   INTERSTATE BUSINESS CORPORATION,
                                   GENERAL PARTNER


/s/ Paul Resnik
-------------------------          By:  /s/ J. Michael Wilson
WITNESS                               ---------------------------------------


                                   Date of Execution
                                   by Landlord:  August 28, 1995
                                               ------------------------------


                                   INTERSTATE GENERAL COMPANY L.P.
                                   INTERSTATE GENERAL MANAGEMENT
                                   CORPORATION, GENERAL PARTNER

/s/ Martha Haupt
-------------------------          by Tenant:  /s/ John E. Hans
WITNESS                                      ---------------------------------





State of Maryland )
                  )  SS:
County of Charles )

          Before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared this date, John E. Hans, personally well known (or satisfactorily proven) to me to be the Senior Vice President and Secretary of Interstate General Management Corporation, a Delaware corporation, who, being by me first duly sworn, did acknowledge that he/she, as the duly authorized officer of said Corporation, executed the foregoing and annexed Instrument, in the name and on behalf of said Corporation, as its free act and deed for the uses and purposes therein contained.

          WITNESS my hand and official seal this 28th day of August, 1995.

                                        /s/ Joanne R. Jewell
                                        -----------------------------------
                                        NOTARY PUBLIC
                                        My Commission Expires June 10, 1998

                                   RIDER "A"


          The foregoing and attached Lease, dated August 25, 1995, between Smallwood Village Associates, a Maryland Limited Partnership, as Landlord, and Interstate General Company L.P., as Tenant, is modified, amended, and/or supplemented as hereinafter set forth, and any language of or provision in said Lease inconsistent or in conflict with the following, and not herein expressly referred to, shall be deemed appropriately amended or modified:

          Article 2 of the Lease is hereby amended by adding the following provisions immediately after the last sentence in said Article 2:

          Provided that (i) this Lease is in full force and effect,
          (ii) Tenant is in possession of the demised premises and
          (iii) Tenant is not in default (beyond any grace period granted in the Lease for curing the same) under any of the terms, conditions or provisions hereof, Tenant shall have the right, at its option, to extend the term of this Lease for two (2) additional periods ("Renewal Periods") of five
          (5) years each, by giving written notice thereof to Landlord at least six (6) months but not more than nine (9) months prior to the end of the initial term hereof, in the case of the first renewal option, and at least six (6) months but not more than nine (9) months prior to the end of the then current Renewal Period, in the case of each successive Renewal Period (if any). Unless expressly provided herein to the contrary, the Renewal Period (or Renewal Periods, if more than one) shall be upon the same terms, conditions and provisions, and at the same rental (subject to the adjustment herein elsewhere provided) as set forth herein with respect to the initial term hereof.



Initialled for Landlord:                          Initialled for Tenant:

/s/ JMW                                           /s/ JEH
------------------------                          ----------------------

                    SMALLWOOD VILLAGE CENTER - OFFICE LEASE

                                  EXHIBIT "C"

                             Rules and Regulations


          Tenant shall, at all times during the term of the lease:

          1. Use, maintain and occupy the Demised Premises in a careful, safe, proper and lawful manner and keep said premises and its appurtenances in a clean and safe condition;

          2. Keep the Demised Premises in a clean, orderly and sanitary condition, free of insects, rodents, vermin and other pests;

          3. Not permit undue accumulations of garbage, trash, rubbish and other refuse in the Demised Premises, and keep refuse in closed containers within the interior of the premises until removed.

          4. Not use, permit or suffer the use of any apparatus or instruments for musical or other sound reproduction or transmission in such manner that the sound emanating therefrom or caused thereby shall be audible beyond the interior of the Demised Premises;

          5. Keep all mechanical apparatus free of vibration and noise which may be transmitted beyond the confines of the Demised Premises;

          6. Not cause or permit objectional odors to emanate or be dispelled from the Demised Premises;

          7. Not overload the floors or electrical wiring and not install any additional electrical wiring or plumbing without Landlord's prior written consent;

          8. Keep all glass in the doors and windows of the premises clean and in good repair;

          9. Not solicit business in the common areas of the Shopping Center or distribute handbills or other advertising materials in the common areas, and if this provision is violated the Tenant shall pay Landlord the cost of collecting same from the common areas for trash disposal.